                                                                    Exhibit 99.1

                           Form 4 Joint Filer Information

Name:                                   Crestline Assurance Holdings LLC

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      11/11/2021

Name:                                   Crestline Management, L.P.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      11/11/2021

Name:                                   Crestline Investors, Inc.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      11/11/2021